EATON VANCE INTERNATIONAL SMALL-CAP FUND
(the “Fund”)
Supplement to Prospectus and Summary Prospectus dated April 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary benchmark is now the MSCI EAFE Index.

References to other benchmark indexes in the Fund’s prospectus remain in effect. These additional index(es) provide a means to compare the Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of the Fund’s investment universe.

May 1, 2024	43604 5.1.24